Park Sterling Corporation

2012Q1 Earnings Conference Call

May 1, 2012

Forward Looking Statements and Additional Information

PARKSTERLING

Forward Looking Statements

This presentation contains, and Park Sterling Corporation and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including financial and other estimates and expectations regarding the merger with Community Capital Corporation, the general business strategy of engaging in bank mergers and expected footprint of its banking franchise, organic growth including branch openings and anticipated asset size, expansion or addition of product capabilities, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key positions, increases in net interest margin, changes in loan mix, changes in deposit mix, capital and liquidity levels, net interest income, noninterest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and nonperforming asset levels, residential sales activity, commercial and industrial borrowing activity, and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the merger with Community Capital within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including Park Sterling's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of continued negative economic conditions or a "double-dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans or in the value of guarantor support for those loans, where applicable; deterioration in the value of securities held in our investment securities portfolio; failure of assumptions underlying the utilization of our deferred tax assets; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including accounting for purchase credit impaired loans under ASC 310-30, and the impact on Park Sterling's financial statements; Park Sterling's ability to attract and retain new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

PARKSTERLING

Strong Financial Performance

- Net income excluding merger-related expenses increased $1.7 million (257%) to $2.4 million, or $0.07 per share, in 2012Q1*
  - First full quarter of results from merger with Community Capital
  - Net interest income driven by higher average earning balances and improved margins
  - Stable asset quality contributed to lower provision expense
  - Strong increase reported in other income, including record mortgage banking activity
  - Noninterest expense well-controlled (excludes $930,000 in pre-tax, merger-related expenses)
  - Annualized return on average assets of 0.83%
- Balance sheet remains well-positioned for execution of growth initiatives
  - Strong asset quality (46% of loans marked under business combination accounting)
  - Deployable capital (Tangible common equity to tangible assets of 16.72% at 2012Q1)
  - Strong liquidity (liquidity ratio of 30.94% at 2012Q1)

Strong Strategic Position

- Executing on vision and strategy
  - Continuing to build presence in higher growth markets
  - Continuing to expand product offerings
  - Continuing to seek attractive merger partners

(Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP measure.*

Strong Earnings Profile

PARKSTERLING

Three Month Results

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Net Income (Loss)					
Total interest income	$ 5,654	$ 5,359	$ 5,211	$ 9,340	$ 13,397
Total interest expense	1,698	1,587	1,357	1,527	1,678
Net interest income	3,956	3,772	3,854	7,813	11,719
Provision expense	4,462	3,245	568	1,110	123
Net interest income after provision	(506)	527	3,286	6,703	11,596
Noninterest income	72	44	111	1,420	1,955
Noninterest expense	4,234	5,474	5,216	10,036	11,003
Pretax income	(4,668)	(4,903)	(1,819)	(1,913)	2,548
Tax expense (benefit)	(1,781)	(1,789)	(443)	(931)	825
Net income (loss)	$ (2,887)	$ (3,114)	$ (1,376)	$ (982)	$ 1,723
Net income (loss) per share	$ (0.10)	$ (0.11)	$ (0.05)	$ (0.03)	$ 0.05
Weighted average dilutive shares	*28,051,098*	*28,051,098*	*28,051,098*	*30,719,363*	*32,075,398*
Excluding Merger-Related Expenses*					
Net income (loss)	$ (2,812)	$ (2,713)	$ (1,054)	$ 658	$ 2,352
Net income (loss) per share	$ (0.10)	$ (0.10)	$ (0.04)	$ 0.02	$ 0.07

- Net income excluding merger-related expenses increased $1.7 million (257%) to $2.4 million, or $0.07 per share, in 2012Q1*
  - Full quarter of post-merger activity
  - Net interest income increased $3.9 million (50%)
    - ~ $1.5 million of accelerated mark accretion
    - Reduced funding costs
  - Provision expense decreased $987,000 (89%)
    - Strong asset quality
  - Noninterest income increased $535,000 (38%)
    - Strong mortgage origination
  - Adjusted noninterest expense increased $2.3 million (29%)*
    - Excludes $930,000 of pre-tax, merger-related expenses*
- GAAP net income increased to $1.7 million, or $0.05 per share, in 2012Q1

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)

** Non-GAAP measure. See table on Slide 7 for reconciliation of adjusted noninterest expense.*

Net Interest Income

PARKSTERLING

Three Month Results

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Average Balance					
Loans, with fees	$ 397,066	$ 385,893	$ 367,096	$ 626,547	$ 746,134
Investments	136,122	133,402	134,646	175,947	232,291
Other earning assets	59,201	62,859	67,001	42,004	35,573
Total earning assets	592,389	582,154	568,743	844,498	1,013,998
Interest bearing deposits	364,271	376,141	354,899	570,565	706,205
Borrowed funds	28,029	28,376	28,418	56,995	73,161
Total interest-bearing liabilities	392,300	404,517	383,317	627,560	779,366
Interest Income (Expense) (non-tax equivalent basis)					
Loans, with fees	$ 4,758	$ 4,450	$ 4,283	$ 8,285	$ 12,110
Investment income	852	865	862	1,021	1,269
Other income	44	44	66	34	18
Total interest income	5,654	5,359	5,211	9,340	13,397
Interest expense deposits	1,367	1,256	1,026	1,105	1,147
Interest expense borrowed funds	331	331	331	422	531
Total interest expense	1,698	1,587	1,357	1,527	1,678
Net interest income	$ 3,956	$ 3,772	$ 3,854	$ 7,813	$ 11,719
Average Yield and Rate (non-tax equivalent basis)					
Loans, with fees	4.86%	4.63%	4.63%	5.25%	6.53%
Investments	2.50%	2.59%	2.56%	2.32%	2.19%
Other earning assets	0.30%	0.28%	0.39%	0.32%	0.20%
Total earning assets	3.88%	3.69%	3.63%	4.39%	5.31%
Interest bearing deposits	1.52%	1.34%	1.15%	0.77%	0.65%
Borrowed funds	4.79%	4.68%	4.62%	2.94%	2.92%
Total interest-bearing liabilities	1.76%	1.57%	1.40%	0.97%	0.87%
Net interest spread	2.12%	2.12%	2.23%	3.42%	4.44%
Net interest margin	2.71%	2.60%	2.69%	3.67%	4.65%

- Net interest income increased $3.9 million (50%) to $11.7 million from 2011Q4
  - Driven by first full quarter of Community Capital acquisition
  - Driven by increases in both average earning assets and net interest margin
  - Includes ~ $1.5 million in accelerated mark accretion
- Average earning assets increased $169.5 million (20%) to $1.0 billion from 2011Q4
  - Average loans increased $119.6 million (19%)
- Net interest margin increased 98 basis points to 4.65% from 2011Q4 (or 40 basis points to 4.07% excluding accelerated accretion*)
  - Average yield on earning assets increased 88 basis points to 5.31%
  - Average cost of interest-bearing liabilities decreased 11 basis points to 0.87%

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP measure.*

Noninterest Income

PARKSTERLING

Three Month Results

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Noninterest Income					
Service charges on deposit accts	$ 26	$ 25	$ 23	$ 241	$ 314
Income from fiduciary activities	-	-	-	418	540
Commssions on sales of mutual funds	-	-	-	29	59
Gain on sale of securities	19	1	-	-	-
Gain on sale of loans held for sale	-	-	-	297	461
BOLI income	-	-	52	213	259
Other noninterest income	27	18	36	222	322
Total noninterest income	$ 72	$ 44	$ 111	$ 1,420	$ 1,955
Memo Items					
Discretionary assets held	$ -	$ -	$ -	$232,634	$242,128
Non-discretionary assets held	-	-	-	409,722	432,341
Total wealth management assets	$ -	$ -	$ -	$642,356	$674,469
Loans sold with limited recourse	$ -	$ -	$ -	$ 13,579	$ 21,390

- Noninterest income increased $535,000 (38%) from 2011Q4
  - Driven by first full quarter of Community Capital operations
- Continued growth in wealth management activities
  - Total wealth management assets increased $32.1 million (5%) from 2011Q4
- Continued growth in mortgage originations
  - Loans sold with limited recourse increased $7.8 million (58%) from 2011Q4
- Remain focused on building noninterest income
  - Hiring additional resources
  - Expanding product capabilities

(Unaudited; $ in thousands)

Noninterest Expense

PARKSTERLING

Three Month Results

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Noninterest Expense					
Personnel expenses	$ 2,507	$ 2,975	$ 3,051	$ 6,245	$ 6,124
Occupancy and FF&E	256	301	369	662	820
Legal and professional	307	1,205	721	505	312
Deposit charges and FDIC	287	196	134	116	291
Data processing and services	123	128	142	402	1,349
OREO expense and loss on sale	235	93	101	400	522
Loan and collection expense	86	109	180	255	244
Other expenses	433	467	518	1,451	1,341
Total noninterest expense	$ 4,234	$ 5,474	$ 5,216	$ 10,036	$ 11,003
Memo Items					
Holding co. formation and other	$ 237	$ 255	$ 50	$ -	$ -
Employee relocation	-	-	122	-	-
Reversal of incentive comp. accrual	-	-	-	(367)	-
Merger-related expense	75	632	496	2,609	930
Adjusted noninterest expense*	$ 3,922	$ 4,587	$ 4,548	$ 7,794	$ 10,073
Stock expense (non-cash)	$ 446	$ 523	$ 478	$ 483	$ 483
FTE headcount	63	67	82	263	267

- Noninterest expense increased $967,000 (10%) from 2011Q4
  - Driven by first full quarter of Community Capital operations
  - Personnel expenses decreased $121,000 (2%)
  - Increase in data processing expenses driven by merger-related termination fee for core processing contract
  - OREO and loan collection expenses increased $111,000 (17%) with full quarter of post-merger activity
  - Total merger-related expenses decreased $1.7 million (64%)
- Adjusted noninterest expense* increased $2.3 million (29%) from 2011Q4, reflecting first full quarter of Community Capital operations

(Unaudited; $ in thousands)

** Non-GAAP measure (reconciliation as presented in table above)*

Favorable Comparisons to Peer Group

PARKSTERLING

Net Interest Margin (Non-FTE %)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
2.71
2.60
2.69
3.67
4.65
4.07
3.54 3.23 3.05
3.56 3.41 3.21
3.55 3.45 3.26
3.74 3.37 3.26
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB
PSTB (Excl'd Accelerated Accretion)*

Annualized Noninterest Income to Avg. Assets (%)



1.20
1.00
0.80
0.60
0.40
0.20
-
0.03
0.03
0.07
0.61
0.70
1.06 0.73 0.56
0.91 0.71 0.52
1.01 0.75 0.63
1.00 0.78 0.66
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Efficiency Ratio (%)



160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
105.1
103.3
143.4
126.9
131.6
119.0
108.0
79.7
79.7
72.9
86.0 74.0 64.7
80.1 75.9 65.8
80.3 75.7 64.2
82.8 70.0 62.1
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB
PSTB (Excld merger-related)*

Annualized Return on Average Assets (%)



1.00
0.50
-
(0.50)
(1.00)
(1.50)
(2.00)
(2.50)
0.28 0.13 (0.34)
0.40 0.26 (0.54)
0.31 0.20 (0.53)
0.34 0.21 (0.36)
(1.85)
(1.90)
(1.74)
(2.00)
(0.69)
(0.91)
0.28
(0.42)
0.83
0.61
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB
PSTB (Excld merger-related)*

Source: SNL and PSTB internal data.
* Non-GAAP measure

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Asset Profile

PARKSTERLING

Period End Asset Mix ($)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cash & FF $115,513
Investments $112,273
Net Loans* $376,419
Other $24,211
Cash & FF $66,980
Investments $146,734
Net Loans* $370,688
Other $26,266
Cash & FF $56,568
Investments $130,667
Net Loans* $359,138
BOLI $8,052
Other $27,958
Cash & FF $28,541
Investments $210,146
Net Loans* $755,147
BOLI $26,223
Other $93,165
Cash & FF $53,668
Investments $232,464
Net Loans* $726,361
BOLI $26,456
Other $91,802
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

- Total assets increased $17.5 million (2%) from 2011Q4
  - Net loans decreased $28.8 million (4%)
    - Expected runoff in acquired loans
    - Some unexpected payoffs from improving borrower conditions
    - Maintaining pricing and structuring discipline on new loans

Period End Total Assets ($)


Total Assets $628,416
Total Assets $610,668
Total Assets $582,383
Total Assets $1,113,222
Total Assets $1,130,751
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

(Unaudited, except 2011Q4; $ in thousands)
** Net loans shown net of allowance for loan losses*

Loan Profile by Origin

PARKSTERLING

Gross Loans by Origin ($)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Non-Acquired Loans $388,187
Non-Acquired Loans $381,965
Non-Acquired Loans $368,971
Acquired Impaired $63,818
Acquired Performing $299,682
Non-Acquired Loans $401,801
Acquired Impaired $55,842
Acquired Performing $285,225
Non-Acquired Loans $394,850
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

(Unaudited, except 2011Q4; $ in thousands)

- Gross loans decreased by $29.4 million (4%) to $735.9 million in 2012Q1
  - Payoffs from improved condition of certain borrowers
  - Unwillingness to match most aggressive competitor rates and term structures
- Approximately 46% of loan portfolio marked for fair value under business combination accounting

Loan Mix by Origin (%)

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Non-Acquired	100%	100%	100%	53%	54%
Acquired Performing	0%	0%	0%	39%	39%
Acquired Impaired	0%	0%	0%	8%	7%
Gross loans	100%	100%	100%	100%	100%

Deposit Profile

PARKSTERLING

Period End Deposit Mix ($)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
DDA $37,098
MMDA & NOW $107,186
CDs $176,676
Brokered CDs $100,552
DDA $42,156
MMDA & NOW $110,874
CDs $154,984
Brokered CDs $95,892
DDA $42,890
MMDA & NOW $120,017
CDs $126,741
Brokered CDs $85,344
DDA $142,652
MMDA & NOW $333,968
CDs $246,899
Brokered CDs $123,118
DDA $148,929
MMDA & NOW $329,633
CDs $224,428
Brokered CDs $153,447
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

(Unaudited, except 2011Q4; $ in thousands)

- Total deposits increased $9.8 million (1%) to $856.4 million in 2012Q1
  - Demand deposits increased $6.3 million (4%)
  - Local time deposits, MMDA and NOW accounts decreased $26.8 million (5%)
    - Re-priced certain acquired deposits to enhance profitability
  - Brokered deposits increased $30.3 million (25%)
    - Final leg of replacing FHLB borrowings repaid at acquisition closing

Deposit Mix (%)

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
DDA	9%	10%	11%	17%	17%
MMDA & NOW	25%	28%	32%	39%	39%
CDs	42%	38%	34%	29%	26%
Brokered CDs	24%	24%	23%	15%	18%
Total Deposits	100%	100%	100%	100%	100%

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Tier 1 Leverage Ratio (%)


30.00
25.00
20.00
15.00
10.00
5.00
-
28.14
27.07
27.17
17.77
14.77
9.92 9.26 7.39
9.89 8.82 7.49
10.26 9.04 7.90
10.23 9.27 8.27
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Liquidity Ratio (%)


60.00
50.00
40.00
30.00
20.00
10.00
-
53.99
53.09
49.70
25.36
30.94
21.08 15.88 13.54
23.78 18.68 15.89
24.79 18.23 14.86
23.33 20.13 15.49
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Tangible Common Equity / Tangible Assets* (%)*


35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
27.81
28.43
29.98
16.74
16.72
8.69 6.69 4.05
8.52 6.85 3.98
8.37 7.08 4.26
9.61 7.06 5.84
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Wholesale Funding (%)


35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
28.62
28.78
28.12
20.38
23.98
28.84 18.75 10.47
27.01 18.77 10.19
26.28 17.64 9.83
22.37 12.20 9.58
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Source: SNL and PSTB internal data
** Non-GAAP measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Loan Profile by Type (excluding deferred fees)

PARKSTERLING

Loan Mix by Type ($) *



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other $9,788
1-4 Family $25,034
HELOC $53,725
C&I $48,107
CRE - OO $55,019
CRE - NOO $113,612
C&D - Other $75,977
C&D - Cons $7,018
Other $9,055
1-4 Family $21,767
HELOC $56,481
C&I $45,056
CRE - OO $66,157
CRE - NOO $111,349
C&D - Other $64,662
C&D - Cons $6,048
Other $9,723
1-4 Family $19,816
HELOC $56,787
C&I $44,939
CRE - OO $71,549
CRE - NOO $108,558
C&D - Other $51,522
C&D - Cons $4,787
Other $27,154
1-4 Family $79,512
HELOC $90,408
C&I $80,746
CRE - OO $169,663
CRE - NOO $194,460
C&D - Other $92,349
C&D - Cons $25,126
Other $23,153
1-4 Family $75,377
HELOC $86,028
C&I $72,095
CRE - OO $166,064
CRE - NOO $193,641
C&D - Other $87,065
C&D - Cons $24,670
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

- Loan mix by type remained fairly constant in 2012Q1*
  - C&D remained at 15% of total
  - C&I and Owner-occupied held at 33%
  - CRE increased slightly to 27%
  - HELOC remained at 12%
  - 1-4 family remained at 10%
- Loan production pipeline remains robust
  - Largest component currently C&I opportunities

Loan Mix by Type (%) *

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
C&D	21%	19%	15%	15%	15%
C&I	12%	12%	12%	11%	10%
CRE - OO	14%	17%	20%	22%	23%
C&I and OO	27%	29%	32%	33%	33%
CRE - NOO	29%	29%	30%	26%	27%
HELOC	14%	15%	15%	12%	12%
1-4 Family	7%	6%	5%	10%	10%
Other	3%	2%	3%	4%	3%
Total loans	100%	100%	100%	100%	100%

(Unaudited, except 2011Q4; $ in thousands)

* Loans exclude LHFS of $8.1 million in 2012Q1, $6.3 million in 2011Q4, $1.6 million in 2011Q3 and $1.6 million in 2011Q2

Loan Profile by Risk Grade (excluding deferred fees)

PARKSTERLING

*Loan Mix by Risk Grade ($) **


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Classified $51,785
Special Mention $30,017
Pass Grade $306,478
Classified $41,706
Special Mention $22,927
Pass Grade $315,942
Classified $33,524
Special Mention $20,018
Pass Grade $314,139
Classified $33,504
Special Mention $17,661
Pass Grade $708,253
Classified $37,062
Special Mention $16,664
Pass Grade $674,367
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

- Loan mix by grade also remained fairly constant in 2012Q1*
  - Pass grade remains at 93% of gross loans
  - Special Mention remains at 2%
  - Classified remains at 5%
- Remain comfortable with trends and performance of both non-acquired and acquired loan portfolios

*Loan Mix by Grade (%) **

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Pass Grade	79%	83%	85%	93%	93%
Special Mention	8%	6%	6%	2%	2%
Classified	13%	11%	9%	5%	5%
Gross loans	100%	100%	100%	100%	100%

(Unaudited, except 2011Q4; $ in thousands)

** Loans exclude LHFS of $8.1 million in 2012Q1, $6.3 million in 2011Q4, $1.6 million in 2011Q3 and $1.6 million in 2011Q2*

Nonperforming Assets

PARKSTERLING

Nonperforming Assets by Classification ($)


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Total $36,790
TDRs $1,198
Nonaccrual loans $34,027
OREO $1,565
Total $32,637
LHFS $1,600
TDRs $2,002
Nonaccrual loans $25,565
OREO $3,470
Total $28,699
LHFS $1,559
TDRs $2,001
Nonaccrual loans $19,448
OREO $5,691
Total $36,191
LHFS $1,560
TDRs $3,972
Nonaccrual loans $16,256
OREO $14,403
Total $38,526
90+ PD $698
TDRs $3,451
Nonaccrual loans $17,703
OREO $16,674
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

- Nonperforming assets increased $2.3 million (6%) in 2012Q1
  - Nonaccruing LHFS decreased $1.6 million
    - Moved to OREO; under contract to sell
  - 90+ day past due increased $698,000
  - TDRs decreased $521,000 (13%)
  - Nonaccrual loans increased $1.4 million (9%)
    - ~ 42% remain current on all payments
  - OREO increased $2.3 million (16%)
    - Driven by LHFS referenced above
- Remain comfortable with asset quality trends and levels

OREO Roll-Forward Analysis ($)

	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Beginning OREO	$ 1,246	$ 1,565	$ 3,470	$ 5,691	$ 14,403
Additions	1,071	2,525	3,269	3,554	4,401
Acquired OREO	-	-	-	8,420	-
Write-down	(242)	(59)	(73)	(338)	(248)
Sale	(510)	(561)	(975)	(2,924)	(1,882)
Ending OREO	$ 1,565	$ 3,470	$ 5,691	$ 14,403	$ 16,674

(Unaudited, except 2011Q4; $ in thousands)

Favorable Peer Group Comparisons

PARKSTERLING

NPLs to Total Loans (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
9.07
7.25
5.84
2.66
3.00
8.50 6.33 4.04
8.11 5.98 3.84
9.54 6.40 4.61
9.32 5.74 4.72
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB (Total)

NPAs to Total Assets (%)


9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
5.85
5.34
4.93
3.25
3.41
7.77 5.07 4.24
8.00 5.09 4.22
7.92 5.75 4.06
8.00 4.95 4.05
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

NPAs to Tangible Equity* + ALLL (%)


100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
19.72
17.65
15.56
18.49
19.48
87.82 45.73 33.20
85.89 46.86 32.99
86.54 49.04 36.60
85.23 44.45 34.20
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Annualized NCOs to Average Loans (%)


6.00
5.00
4.00
3.00
2.00
1.00
-
5.16
3.87
2.19
0.51
0.39
2.54 1.69 1.40
2.22 1.45 0.92
2.71 1.83 1.12
1.97 1.58 1.00
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB (Total)

Source: SNL and PSTB internal data
** Non-GAAP measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Allowance for Loan Losses

PARKSTERLING

Five-Quarter Roll Forward Analysis

Three Months and Period Ended	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1
Beginning balance	$ 12,424	$ 11,768	$ 11,277	$ 9,833	$ 10,154
Provision expense	4,462	3,245	568	1,110	123
Charge-offs	(5,581)	(4,096)	(2,113)	(1,295)	(828)
Recoveries	463	360	101	506	107
Ending Balance	$ 11,768	$ 11,277	$ 9,833	$ 10,154	$ 9,556
Net charge-offs	$ 5,118	$ 3,736	$ 2,012	$ 789	$ 721
Annualized NCOs (%)	5.16%	3.87%	2.19%	0.51%	0.39%
ALLL to total loans (%)	3.03%	2.96%	2.68%	1.34%	1.31%
ALLL to non-acquired loans (%)	--	--	--	2.57%	2.47%

- Allowance for loan losses decreased $598,000 (6%) from 2011Q4
  - Performing loan component accounted for $8.3 million (87%) of ALLL
  - Specific reserve component accounted for $1.2 million (13%) of ALLL
- Provision expense decreased $987,000 (89%) from 2011Q4
- Net charge-offs decreased $68,000 (9%) from 2011Q4
  - 0.39% of average loans (annualized)

Components of Allowance ($)


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Total $11,768
Specific $1,860
Qualitative $1,859
Quantitative $8,049
Total $11,277
Specific $1,951
Qualitative $1,863
Quantitative $7,463
Total $9,833
Specific $1,045
Qualitative $1,740
Quantitative $7,048
Total $10,154
Specific $1,028
Qualitative $964
Quantitative $8,162
Total $9,556
Specific $1,215
Qualitative $142
Quantitative $8,199
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1

Allowance / Total Loans (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
3.03
2.96
2.68
2.57
2.47
1.34
1.31
3.05 2.30 2.16
3.10 2.37 2.21
3.29 2.40 2.09
2.79 2.44 1.78
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB (Total)
PSTB (Non-Acquired)*

(Unaudited, except 2011Q4; $ in thousands)
* Non-GAAP measure

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets. (Source: SNL)

Continued Growth Opportunities

PARKSTERLING

Disclosure Policy: Management generally will not comment on specific M&A opportunities prior to execution of a merger agreement, nor on new hire opportunities prior to announcement.

Organic Growth

- Remain focused on developing existing de novo offices and expanded product offerings
- Anticipate leveraging acquired product capabilities across existing footprint

Mergers and Acquisitions

- Pipeline of opportunities across Virginia and the Carolinas remains active
  - Market conditions and regulatory environment remain challenging for smaller community banks
- Merger cost savings likely to play important role in financial model going forward
  - Slight advantage to opportunities in existing markets



Richmond
Hampton Roads
Piedmont Triad
Charlotte
Research Triangle
Greenville/ Spartanburg
Wilmington
Columbia
Charleston

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)	March 31, 2011 (Unaudited)
Tangible assets					
Total assets	$ 1,130,751	$ 1,113,222	$ 582,383	$ 610,668	$ 628,416
Less: Intangible assets	4,569	4,450	-	-	-
Tangible assets	$ 1,126,182	$ 1,108,772	$ 582,383	$ 610,668	$ 628,416
Tangible common equity					
Total common equity	$ 192,816	$ 190,054	$ 174,617	$ 173,584	$ 174,770
Less: Intangible assets	4,569	4,450	-	-	-
Tangible common equity	$ 188,247	$ 185,604	$ 174,617	$ 173,584	$ 174,770
Tangible book value per share					
Issued and outstanding shares	32,643,627	32,643,627	28,619,358	28,619,358	28,619,358
Add: dilutive stock options	31	-	-	-	-
Deduct: nondilutive restricted awards	568,260	568,260	568,260	568,260	568,260
Period end dilutive shares	32,075,398	32,075,367	28,051,098	28,051,098	28,051,098
Tangible common equity	$ 188,247	$ 185,604	$ 174,617	$ 173,584	$ 174,770
Divided by: period end dilutive shares	32,075,398	32,075,367	28,051,098	28,051,098	28,051,098
Tangible common book value per share	$ 5.87	$ 5.79	$ 6.22	$ 6.19	$ 6.23
Tangible common equity to tangible assets					
Tangible common equity	188,247	185,604	174,617	173,584	174,770
Divided by: tangible assets	1,126,182	1,108,772	582,383	610,668	628,416
Tangible common equity to tangible assets	16.72%	16.74%	29.98%	28.43%	27.81%

* Derived from audited financial statements.

Non-GAAP Measures

Tangible assets, tangible common equity, tangible book value, earnings (loss) excluding merger-related expenses, asset quality measures excluding the effects of the merger, loan growth excluding the effects of the merger, and related ratios and EPS measures, as used throughout this presentation, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers. Management uses asset quality measures excluding acquisitions to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers. Management uses loan growth excluding acquired loans to evaluate its organic growth and to facilitate comparisons with peers. Management uses earnings (loss) excluding merger-related expenses and related EPS measures to evaluate core earnings (loss). This table presents a reconciliation of these non-GAAP measures to the most comparable GAAP measures.

Special Note

As contemplated during the 2010 Public Offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

(Unaudited; $ in thousands, except per share amounts)

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)	March 31, 2011 (Unaudited)
Profitability measures excluding merger-related expenses					
Net income (loss)	$ 1,723	$ (982)	$ (1,376)	$ (3,114)	$ (2,887)
Plus: merger-related expenses	930	2,609	496	632	75
Less: related income tax expense	(301)	(970)	(174)	(231)	-
Net income (loss) (excluding merger-related expenses)	$ 2,352	$ 657	$ (1,054)	$ (2,713)	$ (2,812)
Divided by: weighted average dilutive shares	32,075,398	30,719,363	28,051,098	28,051,098	28,051,098
Earnings per share (excluding merger-related expenses)	$ 0.07	$ 0.02	$ (0.04)	$ (0.10)	$ (0.10)
Net interest income	$ 11,719	$ 7,813	$ 3,854	$ 3,772	$ 3,956
Less: accelerated mark accretion	(1,469)	-	-	-	-
Net interest income excluding accelerated mark accretion	10,250	7,813	3,854	3,772	3,956
Divided by: average earning assets	1,013,998	844,498	568,743	582,154	592,389
Multiplied by: annualization factor	4.02	3.97	3.97	4.01	4.06
Net interest margin excluding accelerated mark accretion	4.07%	3.67%	2.69%	2.60%	2.71%
Noninterest expense	$ 11,003	$ 10,036	$ 5,216	$ 5,474	$ 4,234
Less: intangible amortization	102	68	-	-	-
Less: merger-related expenses	930	2,609	496	632	75
Adjusted expenses	9,971	7,359	4,720	4,842	4,159
Divided by: total revenues	13,674	9,233	3,965	3,816	4,028
Efficiency ratio (excluding merger-related expenses)	72.92%	79.70%	119.04%	126.89%	103.25%
Net income (loss) (excluding merger-related expenses)	$ 2,352	$ 657	$ (1,054)	$ (2,713)	$ (2,812)
Divided by: average assets	1,132,172	938,169	607,054	622,279	607,199
Multiplied by: annualizing factor	4	4	4	4	4
Annualized return on avg. assets (excluding merger-related expenses)	0.83%	0.28%	-0.69%	-1.74%	-1.85%
Tangible common equity to tangible assets					
Tangible common equity	188,247	185,604	174,617	173,584	174,770
Divided by: tangible assets	1,126,182	1,108,772	582,383	610,668	628,416
Tangible common equity to tangible assets	16.72%	16.74%	29.98%	28.43%	27.81%
Asset quality measures and loan information excluding acquisition					
Total loans	$ 727,862	$ 759,047	$ 367,412	$ 380,365	$ 388,187
Less: loans acquired with Community Capital	(341,067)	(363,500)	-	-	-
Loans excluding acquired loans	$ 386,795	$ 395,547	$ 367,412	$ 380,365	$ 388,187
Allowance for loan losses	$ 9,556	$ 10,154	$ 9,833	$ 11,277	$ 11,768
Divided by: loans excluding acquired loans	386,795	395,547	367,412	380,365	388,187
Allowance for loan losses to loans excluding acquisition	2.47%	2.57%	2.68%	2.96%	3.03%

* Derived from audited financial statements.

Non-GAAP Measures

Tangible assets, tangible common equity, tangible book value, earnings (loss) excluding merger-related expenses, asset quality measures excluding the effects of the merger, loan growth excluding the effects of the merger, and related ratios and EPS measures, as used throughout this presentation, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers. Management uses asset quality measures excluding acquisitions to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers. Management uses loan growth excluding acquired loans to evaluate its organic growth and to facilitate comparisons with peers. Management uses earnings (loss) excluding merger-related expenses and related EPS measures to evaluate core earnings (loss). This table presents a reconciliation of these non-GAAP measures to the most comparable GAAP measures.

(Unaudited; $ in thousands, except per share amounts)